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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                         Date of Report: June 30, 1997
                       (Date of earliest event reported)


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                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                           (State of Incorporation)

         1-7806                                          71-0427007
(Commission File Number)                      (IRS Employer Identification No.)


                2005 Corporate Avenue, Memphis, Tennessee 38132
                   (Address of principal executive offices)


              Registrant's Telephone Number, including area code:
                                (901) 369-3600

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ITEM 5.  OTHER EVENTS

On June 30, 1997, Federal Express Corporation (the "Registrant") announced its financial results for the fiscal year ended May 31, 1997 by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         20.1   Registrant's press release, dated June 30, 1997.

         20.2   Ratio of Earnings to Fixed Charges.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FEDERAL EXPRESS CORPORATION



                                       BY: /s/ MICHAEL W. HILLARD
                                           -----------------------------------
                                           Michael W. Hillard
                                           Vice President & Controller
                                           (PRINCIPAL ACCOUNTING OFFICER)




Dated: July 7, 1997


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                                 EXHIBIT INDEX


EXHIBIT                DESCRIPTION OF EXHIBIT
-------                ----------------------

20.1          Registrant's press release, dated June 30, 1997.

20.2          Ratio of Earnings to Fixed Charges.


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